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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2000


                          COLLATERAL THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


               000-24505                            33-0661290
       (Commission File Number)         (IRS Employer Identification No.)

            11622 El Camino Real, San Diego, CA             91230
         (Address of principal executive offices)         (Zip Code)

                                 (858) 794-3400
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events

         Attached hereto is a press release issued by the registrant on March 20, 2000.


ITEM 7.  Financial and Exhibits.

(c) EXHIBITS.

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EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
      99.1                             Press Release, dated March 20, 2000

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


COLLATERAL THERAPEUTICS, INC.


Date:    March 20, 2000             /s/ Christopher J. Reinhard
                                    ---------------------------
                                    Christopher J. Reinhard
                                    President and Chief Operating and
                                    Financial Officer
                                    (Principal Financial and Accounting Officer)


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